Supplement Dated November 19, 2001 to
The Enterprise Group of Funds, Inc.
Y Prospectus Dated August 31, 2001

On November 15, 2001, the Board of
Directors of Enterprise Group of
Funds, Inc. approved the reorganization
of the Balanced Fund with the Growth Fund
(the "Reorganization"). The Reorganization will allow shareholders of the Balanced Fund to pursue a similar investment objective within a larger Fund, which has the potential to offer economies of scale and other benefits.
It is anticipated that the Balanced Fund's shareholders will receive in exchange for their Fund shares, shares of the Growth Fund of the same value. The Reorganization is subject to a number of conditions, including receipt of shareholder approval. It is anticipated that a Shareholders' Meeting will be held in the first quarter of 2002 to consider the Reorganization. Fund shareholders will receive information about the Reorganization in a proxy statement/prospectus relating to the Shareholders' Meeting.

November 19, 2001